EXHIBIT 10.20
-------------

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         Registration Rights Agreement dated as of January 16, 1998 between Blue Chip Capital Fund Limited Partnership, a Delaware limited partnership ("Blue Chip"), and Ciao Cucina Corporation, an Ohio corporation ("Ciao").

         Blue Chip and Ciao are parties to a Note Purchase Agreement of even date herewith, pursuant to which Blue Chip has made certain loans to Ciao, and Ciao has issued a common stock purchase warrant to Blue Chip. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in such Note Purchase Agreement. Pursuant to Section 1 of such Note Purchase Agreement, Blue Chip and Ciao have agreed to enter into this Agreement. Accordingly, the parties hereby agree as follows:

         1. REGISTRATION.
            ------------

                  (a)(i) PROPOSED REGISTRATION. If Ciao should propose to register any of its shares of Common Stock ("Common Stock") or other equity securities of Ciao or any successor thereto for sale under the Securities Act of 1933 (the "Act"), including any registration made pursuant to the "small business issuer" registration forms available under the Act, or to carry out an offer of any such Common Stock or other equity securities pursuant to Regulation A of the Act, Ciao shall give written notice to Blue Chip of such intention and, upon the written request of Blue Chip given within thirty (30) calendar days after such notice is given, Ciao shall use its best efforts to cause the Common Stock held by Blue Chip or any other equity securities issued by Ciao or any successor thereto which are owned by Blue Chip ("Registrable Shares") and of which Blue Chip has requested registration to be included under the proposed registration in accordance with the proposed method thereof stated in Blue Chip's request; provided, however, that Ciao may, in lieu of including any or all of such shares or such other securities under the proposed registration, elect to effect a separate registration thereof if its proposed registration relates to an underwritten public offering and the underwriters thereof object to the inclusion of any or all of such shares or such other securities under such registration. If Ciao shall elect to effect a separate registration in accordance with the provisions of the preceding sentence, Ciao shall use its best efforts to cause such separate registration to become effective not later than ninety (90) days after the effectiveness of the originally proposed registration. If Ciao determines, prior to the effectiveness of its originally proposed registration, not to proceed with such registration, Ciao shall have no further obligation under this Section 1(a) to register any such shares or other equity securities under that registration statement.

                     (ii) DEMAND REGISTRATION. At any time when Ciao has a class of equity securities registered pursuant to Section

EXHIBIT 10.20
-------------

12 of the Securities Exchange Act of 1934 or is subject to the reporting requirements of Section 15 of such Act, Blue Chip may give notice to Ciao requesting the registration under the Act of any or all of the Common Stock held or to be held upon exercise of the Warrant by Blue Chip. Upon receipt of such notice, Ciao shall use its best efforts to effect as promptly as possible the registration under the Act of the shares of Common Stock that Ciao has been requested to register pursuant to this Section 1(a)(ii). Ciao shall not be obligated to file more than one registration statement under this Section 1(a)(ii) or to keep such registration statement effective for more than one hundred twenty (120) days. Ciao shall not be obligated to effect any registration pursuant to this Section 1(a)(ii) if such registration would require an audit of Ciao as of a date other than its fiscal year end. Ciao may defer once in any twelve (12) month period the filing of a registration statement under this Section 1(a)(ii) for a period of up to ninety (90) days based on the good faith judgment of the Board of Directors that such delay is needed (x) to avoid premature disclosure of a matter if the Board has determined that such disclosure would not be in the best interests of Ciao or (y) to avoid conflict with another public offering by Ciao. Any registration statement prepared pursuant to this Section 1 shall be subject to such restrictions or limitations as may be applicable by law to the sales price or sales method of the Common Stock.

                     (iii) OTHER REGISTRATION RIGHTS. If Ciao grants any rights of the nature contained in this Section 1(a) to any other Person, this Section 1 shall be deemed amended, at the option of Blue Chip, to grant to Blue Chip rights equivalent to the most favorable rights granted to any other Person.

                  (b) REGISTRATION PROCEDURES. If and whenever Ciao is required by the provisions of this Section 1 to effect the registration of any of Blue Chip's shares of Common Stock or other securities under the Act, Ciao shall, as expeditiously as possible:

                      (i) Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such shares or other securities and use all reasonable efforts to cause such registration statement to become effective as promptly as possible;

                      (ii) Prepare and file with the Commission such amendments and supplements to such registration statement as may be necessary to keep such registration statement effective for one hundred twenty (120) days from the date of its effectiveness;

                     (iii) Furnish to Blue Chip such number of copies of the prospectus forming a part of such registration statement (including each preliminary prospectus) as the Blue Chip may reasonably request;

EXHIBIT 10.20
-------------

                      (iv) Use its best efforts to register or qualify such shares or other securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as Blue Chip shall reasonably request, and do any and all other acts and things which may reasonably be necessary or advisable to enable Blue Chip to consummate the disposition of such shares or such other securities during the period provided in Section 1(b)(ii) above; and

                      (v) Notify Blue Chip during the period when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event which causes the prospectus forming a part of such registration statement to include an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and at the request of Blue Chip prepare and furnish Blue Chip a reasonable number of copies of the supplement to or any amendment of such prospectus necessary so as to render such prospectus, as amended or supplemented, in compliance with the provisions of the Act.

                  (c) EXPENSES. All expenses incurred by Ciao in complying with this Section 1, including without limitation all registration and filing fees, printing expenses, expenses of complying with securities or blue sky laws, fees and disbursements of counsel for Ciao and Blue Chip and counsel for any underwriters of the offering and any accountants' fees and expenses incident to or required by any such registration, shall be borne by Ciao to the maximum extent permitted by law. All underwriting fees and commissions incurred by Blue Chip shall be borne by Blue Chip.

                  (d) INDEMNIFICATION.

                      (i) In the event of any registration of Blue Chip's shares of Common Stock or other securities under this Section 1, Ciao shall defend, indemnify and hold harmless Blue Chip, its officers, directors, partners, affiliates, each underwriter thereof and each person which controls Blue Chip or such underwriter within the meaning of the Act, against any losses, claims, damages or liabilities and any action in respect thereof, joint or several, to which Blue Chip or any such officer, director, underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any omission

EXHIBIT 10.20
-------------

or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, other than that which is based upon information supplied by Blue Chip in writing, and Ciao shall reimburse each of Blue Chip and such officers, directors, underwriters and controlling persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Ciao shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon information provided in writing to Ciao by Blue Chip or any such officer, director, underwriter or controlling person; and provided further that no Shareholder shall have any liability for any claims arising out of such registration that occurs after such Shareholder ceases to be a director of Ciao. This indemnity shall be in addition to any liability which Ciao and the Shareholder may otherwise have. Nothing herein shall be deemed to prohibit any Shareholder from seeking any indemnification from Ciao to which such Shareholder is otherwise entitled.

                  (ii) In the event of any registration of such shares or other securities under this Section 1, Blue Chip shall indemnify Ciao and the Shareholder against any losses, claims, damages or liabilities and any action in respect thereof, joint or several, to which Ciao or the Shareholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which is based upon information supplied by Blue Chip in writing, and Blue Chip shall reimburse Ciao and the Shareholder for any legal or other expenses reasonably incurred by Ciao or the Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Blue Chip shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon information provided to Ciao by Ciao or the Shareholder. This indemnity shall be in addition to any liability which Blue Chip may otherwise have.

                  (iii) If for any reason any indemnification described in
Section 1(d)(i) or 1(d)(ii) above may not be provided by the party or parties required therein to provide such indemnification (the "Indemnifying Parties"), in lieu of providing such indemnification, the Indemnifying Parties shall contribute to the amount paid or payable by the party or parties to be provided such indemnification (the "Indemnified Parties") as a result of such losses, claims, damages, liabilities or

EXHIBIT 10.20
-------------

actions, in such proportion as is appropriate to reflect the relative fault of the parties in connection with any statement or omission which resulted in such losses, claims, damages, liabilities or actions, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Parties and the Indemnified Parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by one of the Indemnifying Parties or by one of the Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                      (iv) Promptly after receipt by an indemnified party under Section 1(d)(i) or 1(d)(ii) of notice of the commencement of any action, such indemnified party shall notify the indemnifying party of the commencement thereof. If any such action shall be brought against an indemnified party and it shall give notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and to assume the defense thereof with counsel satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such Section for any fees of other counsel or any other expenses, in each case subsequently incurred by such indemnified party in connection with the defense thereof. If an indemnifying party assumes the defense of such an action, (a) no compromise or settlement thereof may be effected by the indemnifying party without the indemnified party's consent and (b) the indemnifying party shall have no liability with respect to any compromise or settlement thereof effected without its consent. If notice is given to an indemnifying party of the commencement of any action and it does not, within ten days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense thereof, the indemnifying party shall be bound by any determination made in such action or any compromise or settlement thereof effected by the indemnified party.

EXHIBIT 10.20
-------------

         2.       NOTICES.
                  -------
         All notices, consents and other communications under this agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand or (b) sent by telecopier (with receipt confirmed), provided that a copy is mailed by Federal Express or other express delivery service, in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses, and telecopier numbers as a party may designate as to itself by notice to the other parties).

                  (a)      If to Blue Chip:

                           c/o Blue Chip Venture Company
                           2000 PNC Center
                           201 East Fifth Street
                           Cincinnati, Ohio 45202
                           Telecopy No.: 513-723-2306
                           Attention:  John H. Wyant

                           with a copy to:

                           Taft, Stettinius & Hollister LLP
                           1800 Star Bank Center
                           425 Walnut Street
                           Cincinnati, Ohio  45202
                           Telecopier No.:  513-381-0205
                           Attention:  Gerald S. Greenberg, Esq.

                  (b)      If to Ciao:

                           Ciao Cucina Corporation
                           700 Walnut Street
                           Suite 300
                           Cincinnati, Ohio 45242
                           Telecopier No.:  513-___-____

                           with a copy to:

                           Katz, Greenberger & Norton
                           105 East Fourth Street
                           Suite 900
                           Cincinnati, Ohio 45202
                           Attention:  Scott P. Kadish, Esq.
                           Telecopier No.: 513-621-9285


         3.  MISCELLANEOUS.
             -------------

                  3.1 EXPENSES. Each party shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this Agreement and the performance of its obligations hereunder; except that Ciao shall reimburse Blue Chip for legal,

EXHIBIT 10.20
-------------

accounting and other out-of-pocket expenses incurred by it in connection with the preparation and negotiation of this Agreement.

                  3.2 CAPTIONS. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this agreement.

                  3.3 NO WAIVER. The failure of a party to insist upon strict adherence to any obligation of this Agreement shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

                  3.4 COUNTERPARTS. This Agreement will be executed in two (2) or more counterparts each of which shall be considered an original.

                  3.5 GOVERNING LAW. This Agreement shall be governed by the internal law of the State of Ohio, without regard to the conflicts of law principles thereof.

                  3.6 ATTORNEY'S FEES. In any action or proceeding brought by a party to enforce any provision of this Agreement, the prevailing party shall be entitled to recover the reasonable costs and expenses incurred by it in connection with that action or proceeding (including, but not limited to, attorney's fees).

                  3.7 DESIGNATION OF FORUM AND CONSENT TO JURISDICTION. The parties hereto (a) designate the United States District Court for the Southern District of Ohio, Western Division, or the Court of Common Pleas, Hamilton County, Ohio, as the forum where all matters pertaining to this Agreement may be adjudicated, and (b) by the foregoing designation, consent to the exclusive jurisdiction and venue of such Court for the purpose of adjudicating all matters pertaining to this Agreement. The parties hereby waive trial by jury in any such action.

                                     BLUE CHIP:

                                     BLUE CHIP CAPITAL FUND LIMITED PARTNERSHIP
                                     By:  BLUE CHIP VENTURE COMPANY
                                     its General Partner

                                     By:/s/ John H. Wyant
                                        ----------------------------------------
                                     Its:President
                                         ---------------------------------------

                                     CIAO:

                                     CIAO CUCINA CORPORATION

                                     By: /s/ Catherine C. Jetter
                                        ----------------------------------------
                                     Its:Executive Vice President/CFO
                                         ---------------------------------------
bcciao.rra